united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

ACM Dynamic Opportunity Fund

Class A Shares – ADOAX

Class I Shares – ADOIX

ACM Tactical Income Fund

Class A Shares – TINAX

Class I Shares – TINIX

Annual Report

December 31, 2020

1-844-798-3833

www.acm-funds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The year 2020 was definitely one for the record books. It was the first time in modern history a global pandemic caused widespread economic and social lockdowns. This led to the quickest bear market plunge on record, but surprisingly one of the fastest recoveries from a bear market as well. That was due to the unprecedented amount of fiscal and monetary stimulus injected into the financial system to stave off a nasty recession.

The ACM Dynamic Opportunity Fund (ADOIX) had a good year. Our dynamic hedge model helped us minimize the drawdown of the Feb-March market plunge, thereby preserving capital and putting the Fund in good position to add back exposure starting in April and participate in the ensuing market rebound. From there, solid stock selection provided good performance and enabled the Fund to outperform even the broad market (S&P 500) by a wide margin.

Another notable factor in the market was the wide performance discrepancy between growth stocks and value stocks. It was the widest gap we have seen probably since the 1999-2000 period. Our high-volume breakout screens did a good job of identifying many leading stocks during this phase, while we remained mindful of not letting the portfolio be entirely comprised of “growth” stocks. As year-end came closer, we began to see more value stocks coming through our screens, which we think may serve the Fund in good stead if the economic recovery takes hold and picks up steam into 2021.

They Dynamic Opportunity Fund also completed its sixth year of live performance, and over that time period has performed well versus its benchmark and peer group, despite some short-term performance frustrations.

Turning to the ACM Tactical Income Fund (TINIX), the Fund completed its second year of live performance in 2020. The first quarter was a difficult one for many active fixed income managers as the bear market in stocks and the scare of a credit crunch affected many areas of the bond market. The “risk off” environment hit everything from high yield to preferreds, to emerging markets and even some areas of the municipal market.

The Fund has the ability to rotate among various income-oriented sectors of the ETF market, and can rotate between “risk on” sectors as well as “risk off” type sectors as well. This helped us in Q1 rotate out of the areas of the market that began to decline, and into safer areas like Treasuries and even cash. These moves helped minimize our drawdown at the market lows relative to the nontraditional bond category.

The Fund then began to allocate back to various risk-on areas of the market once they bottomed and started to form new uptrends. This helped the Fund keep pace with the Barclays Agg Index in a year where it was very difficult to do so unless you had large Treasury exposure, which benefitted from the Fed cutting rates to zero and sparking a pronounced decline in bond yields.

We are pleased to have two tactically-oriented Funds available for investors who seek the flexibility to participate in market advances, but also the prospect of moving to defensive postures to mitigate risk during market downturns. This flexible strategy was evident in both of our Funds last year, which demonstrated the ability to manage risk during downturns, while also taking advantage of the ensuing upturns that followed.

Thank you for your continued support.

Sincerely,

Jordan L. Kahn, CFA

President & CIO

Defined terms: S&P 500 Index – tracks 500 individual stocks chosen for market size, liquidity and industry grouping, among other factors. The Bloomberg Barclays U.S. Aggregate Bond Index - an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

4382-NLD-2/24/2021

ACM Dynamic Opportunity Fund
Portfolio Review (Unaudited)
December 31, 2020

Average Annual Total Return through December 31, 2020*, compared to its benchmarks:

				Since
	1 Year	3 Year	5 Year	Inception*****
ACM Dynamic Opportunity Fund - Class A	22.37%	7.26%	6.64%	6.54%
ACM Dynamic Opportunity Fund - Class A with load	15.31%	5.16%	5.39%	5.48%
ACM Dynamic Opportunity Fund - Class I	22.47%	7.46%	6.87%	6.75%
S&P 500 Total Return Index **	18.40%	14.18%	15.22%	13.24%
S&P 500 Price Index ***	16.26%	12.00%	12.94%	10.97%
HFRX Equity Hedge Index ****	4.60%	1.60%	2.92%	2.17%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.40% and 2.15% of average daily net assets attributable to Class A and Class I shares, respectively, per the most recent prospectus. The Fund’s total gross operating expenses, per the most recent prospectus is 1.95% and 1.70% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	The S&P 500 Price Index, is a stock market index that measures the stock performance of 500 large companies listed on the stock exchange. Investors cannot invest directly in an index.

****	Hedge Fund Research Equity Hedge Index (HFRX). HFRX is the established global leader in the indexation, analysis and research of the hedge fund industry. With over 150 indices ranging from broad composites down to specific, niche areas of sub-strategy and regional investment focus, the HFRX Indices are considered the industry standard benchmarks of hedge fund performance. Investors cannot invest directly in an index.

*****	Inception date is January 20, 2015.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2020	% of Net Assets
Software	13.5%
Internet Media & Services	12.8%
Retail - Discretionary	7.1%
Technology Services	6.9%
Semiconductors	5.1%
E-Commerce Discretionary	4.4%
Health Care Facilities & Services	3.3%
Medical Equipment & Devices	3.1%
Technology Hardware	3.1%
Renewable Energy	2.6%
Other assets in excess of liabilities - net	38.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Tactical Income Fund
Portfolio Review (Unaudited)
December 31, 2020

Average Annual Total Return through December 31, 2020*, compared to its benchmark:

	1 Year	Since Inception***
ACM Tactical Income Fund - Class A	7.01%	6.07%
ACM Tactical Income Fund - Class A with load	0.84%	2.97%
ACM Tactical Income Fund - Class I	7.26%	6.30%
Bloomberg Barclays U.S. Aggregate Bond Index **	7.51%	8.11%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until April 30, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.25% and 2.00% of average daily net assets attributable to Class A and Class I shares, respectively, per the most recent prospectus. The Fund’s total gross operating expenses, per the most recent prospectus is 2.68% and 2.43% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75%. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-844-798-3833.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index.

***	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of December 31, 2020	% of Net Assets
Fixed Income ETFs	79.7%
Equity ETFs	4.2%
Business Development Companies	3.0%
Closed End Funds	3.0%
Real Estate Investment Trust	1.5%
Mixed Allocation ETF	0.7%
Other assets in excess of liabilities - net	7.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Fair Value

	COMMON STOCK - 79.7%
	ADVERTISING & MARKETING - 1.9%
2,000	Trade Desk, Inc. * ^	$1,602,000

	ASSET MANAGEMENT - 1.4%
28,500	Focus Financial Partners, Inc. *	1,239,750

	BANKING - 1.6%
23,000	Citigroup, Inc.	1,418,180

	BEVERAGES - 1.3%
12,500	Monster Beverage Corp. * #	1,156,000

	BIOTECHNOLOGY & PHARMACEUTICALS - 2.4%
2,500	CRISPR Therapeutics AG *	382,775
10,000	Zoetis, Inc. ^	1,655,000
		2,037,775
	CHEMICALS - 1.8%
67,000	Mosaic, Co.	1,541,670

	E-COMMERCE DISCRETIONARY - 3.7%
700	Amazon.com, Inc. * ^ #	2,279,851
10,000	Chewy, Inc. *	898,900
		3,178,751
	ELECTRICAL EQUIPMENT- 1.0%
3,700	Generac Holdings, Inc. *	841,417

	HEALTH CARE FACILITIES & SERVICES - 3.3%
16,500	Progyny, Inc. *	699,435
2,200	Teladoc Health, Inc. * ^	439,912
5,000	UnitedHealth Group, Inc. #	1,753,400
		2,892,747
	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
30,000	Moelis & Company	1,402,800

	INTERNET MEDIA & SERVICES - 11.3%
1,500	Alphabet, Inc. - Cl. A* ^	2,628,960
30,000	Eventbrite, Inc. *	543,000
7,000	Facebook, Inc. * ^	1,912,120
1,400	Shopify, Inc. * ^	1,584,730
27,500	Snap, Inc. * #	1,376,925
5,500	Spotify Technology SA *	1,730,630
		9,776,365
	LEISURE FACILTIES & SERVICES - 1.8%
26,000	DraftKings, Inc. *	1,210,560
15,000	Virgin Galactic Holdings, Inc. *	355,950
		1,566,510
	MEDICAL EQUIPMENT & DEVICES - 3.1%
46,500	Avantor, Inc. *	1,308,975
3,000	Thermo Fisher Scientific, Inc. ^	1,397,340
		2,706,315
	OIL & GAS PRODUCERS - 1.5%
33,000	ConocoPhillips	1,319,670

	RENEWABLE ENERGY - 2.6%
3,500	Enphase Energy, Inc. * #	614,145
22,500	Renewable Energy Group, Inc. *	1,593,450
		2,207,595
	RETAIL - DISCRETIONARY - 7.1%
26,000	AutoNation, Inc. *	1,814,540
15,000	Dick’s Sporting Goods, Inc.	843,150
5,500	Lululemon Athletica, Inc. * ^	1,914,165
5,300	Ulta Beauty, Inc. *	1,521,948
		6,093,803

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 79.7% (Cont.)
	SEMICONDUCTORS - 3.3%
17,000	Advanced Micro Devices, Inc. * ^	$1,559,070
2,500	NVIDIA Corp.	1,305,500
		2,864,570
	SOFTWARE - 13.5%
1,650	Adobe, Inc. *	825,198
9,000	Cerence, Inc. *	904,320
4,500	Crowdstrike Holdings, Inc. *	953,190
6,000	Five9, Inc. * ^ #	1,046,400
5,700	Microsoft Corp. ^	1,267,794
2,500	Paycom Software, Inc. * #	1,130,625
14,500	Sailpoint Technologies Holdings, Inc. * #	771,980
20,200	Schrodinger, Inc. * #	1,599,436
3,500	ServiceNow, Inc. *	1,926,505
3,800	Twilio, Inc. * #	1,286,300
		11,711,748
	SPECIALTY FINANCE - 2.4%
102,000	Rocket Companies, Inc. *	2,062,440

	TECHNOLOGY HARDWARE - 3.1%
20,000	Apple, Inc. #	2,653,800

	TECHNOLOGY SERVICES - 6.9%
4,000	EPAM Systems, Inc. *	1,433,400
10,000	PayPal Holdings, Inc. * ^ #	2,342,000
10,000	Visa, Inc. ^	2,187,300
		5,962,700
	TRANSPORTATION & LOGISTICS - 1.4%
10,000	XPO Logistics, Inc. *	1,192,000

	WHOLESALE - DISCRETIONARY - 1.7%
23,500	IAA, Inc. * #	1,527,030

	TOTAL COMMON STOCK (Cost $46,928,102)	68,955,636

	DEPOSITORY RECEIPT - 4.0%
	E-COMMERCE DISCRETIONARY - 0.7%
	Pinduoduo, Inc. * #	621,845

	INTERNET MEDIA & SERVICES - 1.5%
	Tencent Music Entertainment Group *	1,346,800

	SEMICONDUCTOR - 1.8%
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,526,560

	TOTAL DEPOSITORY RECEIPT (COST $2,710,994)	3,495,205

	SHORT TERM INVESTMENT - 1.2%
Par Value
	U.S. TREASURY BILL - 1.2%
$1,000,000	United States Treasury Bill, 0.04% 1/28/2021 ^ +	999,968

	TOTAL SHORT TERM INVESTMENT (Cost $999,932)	999,968

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

			Notional Value
Contracts **		Counterparty	December 31, 2020	Fair Value
	SCHEDULE OF OPTIONS PURCHASED * - 2.5%
	SCHEDULE OF PUT OPTIONS PURCHASED - 2.5%
150	Cerence, Inc.
	Expiration January 2021, Exercise Price $105	Goldman Sachs	$1,575,000	$115,500
250	Chewy, Inc.
	Expiration January 2021, Exercise Price $85	Goldman Sachs	2,125,000	55,000
50	CRISPR Therapeutics A.G.
	Expiration January 2021, Exercise Price $170	Goldman Sachs	850,000	103,500
125	Crowdstrike Holdings, Inc.
	Expiration January 2021, Exercise Price $215	Goldman Sachs	2,687,500	137,500
100	Five9, Inc.
	Expiration January 2021, Exercise Price $180	Goldman Sachs	1,800,000	95,500
750	Invesco QQQ Trust Series 1
	Expiration January 2021, Exercise Price $295	Goldman Sachs	22,125,000	123,750
200	iShares Expanded Tech-Software Sector ETF
	Expiration February 2021, Exercise Price $355	Goldman Sachs	7,100,000	306,000
475	iShares Russell 2000 ETF
	Expiration February 2021, Exercise Price $195	Goldman Sachs	9,262,500	356,250
50	NVIDIA Corp.
	Expiration February 2021, Exercise Price $515	Goldman Sachs	2,575,000	134,450
150	Progyny, Inc.
	Expiration January 2021, Exercise Price $40	Goldman Sachs	600,000	14,250
200	Renewable Energy Group, Inc.
	Expiration February 2021, Exercise Price $65	Goldman Sachs	1,300,000	81,600
28	Shopify, Inc.
	Expiration February 2021, Exercise Price $1,150	Goldman Sachs	3,220,000	284,844
100	Spotify Technology S.A.
	Expiration January 2021, Exercise Price $320	Goldman Sachs	3,200,000	148,000
25	Trade Desk, Inc.
	Expiration January 2021, Exercise Price $875	Goldman Sachs	2,187,500	210,050

	TOTAL OPTIONS PURCHASED (Cost $2,435,140)			2,166,194

	TOTAL INVESTMENTS (Cost $53,074,168) - 87.4%			$75,617,003
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $552,997) - (0.5)%			(464,545)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 13.1%			11,329,862
	NET ASSETS - 100.0%			$86,482,320

			Notional Value
Contracts **		Counterparty	December 31, 2020	Fair Value

	SCHEDULE OF CALL OPTIONS WRITTEN * - (0.5)%
5	Amazon.com, Inc.
	Expiration January 2021, Exercise Price $3,400	Goldman Sachs	$1,700,000	$12,550
200	Apple, Inc.
	Expiration January 2021, Exercise Price $139	Goldman Sachs	2,780,000	11,600
40	Enphase Energy, Inc.
	Expiration January 2021, Exercise Price $170	Goldman Sachs	680,000	54,400
65	Five9, Inc.
	Expiration January 2021, Exercise Price $170	Goldman Sachs	1,105,000	43,550
150	IAA, Inc.
	Expiration January 2021, Exercise Price $65	Goldman Sachs	975,000	29,250
125	Monster Beverage Corp.
	Expiration January 2021, Exercise Price $92	Goldman Sachs	1,150,000	26,250
25	Paycom Software, Inc.
	Expiration January 2021, Exercise Price $470	Goldman Sachs	1,175,000	13,650
100	PayPal Holdings, Inc.
	Expiration January 2021, Exercise Price $230	Goldman Sachs	2,300,000	91,000
35	Pinduoduo, Inc.
	Expiration January 2021, Exercise Price $170	Goldman Sachs	595,000	38,745

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

			Notional Value
Contracts **		Counterparty	December 31, 2020	Fair Value

	SCHEDULE OF CALL OPTIONS WRITTEN * - (0.5)% (Cont.)
150	Sailpoint Technologies Holdings, Inc.
	Expiration January 2021, Exercise Price $55	Goldman Sachs	$825,000	$21,750
200	Schrodinger, Inc.
	Expiration January 2021, Exercise Price $90	Goldman Sachs	1,800,000	25,000
275	Snap, Inc.
	Expiration January 2021, Exercise Price $50	Goldman Sachs	1,375,000	40,150
38	Twilio, Inc.
	Expiration January 2021, Exercise Price $350	Goldman Sachs	1,330,000	35,150
50	UnitedHealth, Group, Inc.
	Expiration January 2021, Exercise Price $355	Goldman Sachs	1,775,000	21,500
	SCHEDULE OF CALL OPTIONS WRITTEN (Premiums Received $552,997)			$464,545

*	Non-income producing security.

^	All or part of these securities were held as collateral for call options written as of December 31, 2020. Total collateral for call options written is $18,825,372 and $999,968 in government obligations.

#	Subject to call options written.

+	Interest rate reflects effective yield on December 31, 2020.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying security at the exercise price.

See accompanying notes to financial statements.

ACM Tactical Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares				Fair Value
	EXCHANGE TRADED FUNDS - 84.6%
	EQUITY FUNDS - 4.2%
50,000	iShares Mortgage Real Estate ETF			$1,593,000
30,000	VanEck Vectors BDC Income ETF			411,900
				2,004,900
	FIXED INCOME FUNDS - 79.7%
229,000	Invesco Senior Loan ETF ^			5,102,120
160,000	Invesco Taxable Municipal Bond ETF ^			5,360,000
27,700	iShares iBoxx $ Investment Grade Corporate Bond ETF			3,826,201
45,000	iShares JP Morgan USD Emerging Markets Bond ETF			5,215,950
139,500	iShares Preferred & Income Securities ETF ^			5,372,145
6,000	SPDR Bloomberg Barclays Convertible Securities ETF			496,740
38,800	SPDR Bloomberg Barclays High Yield Bond ETF #			4,226,872
56,500	VanEck Vectors High-Yield Municipal Index ETF ^			3,477,010
79,000	Vanguard Total International Bond ETF ^			4,625,450
				37,702,488
	MIXED ALLOCATION - 0.7%
15,000	Invesco CEF Income Composite ETF			336,450

	TOTAL EXCHANGE TRADED FUNDS (Cost $37,846,633)			40,043,838

	BUSINESS DEVELOPMENT COMPANIES - 3.0%
	ASSET MANAGEMENT - 3.0%
28,500	Ares Capital Corp.			481,365
29,000	Main Street Capital Corp.			935,540
	TOTAL BUSINESS DEVELOPMENT COMPANIES (COST $1,405,400)			1,416,905

	CLOSED END FUNDS - 3.0%
75,000	Eaton Vance Ltd. Duration Income Fund			939,750
26,000	PIMCO Corporate & Income Opportunity Fund			464,100
	TOTAL CLOSED END FUNDS (COST $1,337,820)			1,403,850

	REAL ESTATE INVESTMENT TRUST (REIT) - 1.5%
	SPECIALTY FINANCE - 1.5%
45,000	AGNC Investment Corp.			702,000
	TOTAL REIT (COST $681,453)

	SHORT TERM INVESTMENT - 0.9%
	MONEY MARKET FUND - 0.9%
420,843	Goldman Sachs Financial Square Government Fund, 0.03% + (Cost $420,843)			420,843

	TOTAL INVESTMENTS (Cost $41,692,149) - 93.0%			$43,987,436
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $12,920) - (0.0)%			(17,480)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 7.0%			3,336,646
	NET ASSETS - 100.0%			$47,306,602

			Notional Value at
Contracts **		Counterparty	December 31, 2020	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN * - (0.0)%
380	SPDR Bloomberg Barclays High Yield Bond ETF Expiration January 2021, Exercise Price $109	Goldman Sachs	$4,142,000	$17,480
	SCHEDULE OF CALL OPTIONS WRITTEN (Premiums Received $12,920)			$17,480

BDC - Business Development Company

CEF - Closed End Fund

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

^	All or part of these securities were held as collateral for call options written as of December 31, 2020. Total collateral for call options written is $3,348,070 and $449 in cash. # Subject to call options written.

+	Interest rate reflects effective yield on December 31, 2020.

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying security at the exercise price.

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

	ACM Dynamic	ACM Tactical
	Opportunity Fund	Income Fund
ASSETS
Investment securities, at value (Cost $53,074,168 and $41,692,149)	$75,617,003	$43,987,436
Cash	11,878,349	3,422,290
Receivable for securities sold	562,412	355,085
Receivable for fund shares sold	265,213	130,005
Dividend and interest receivable	6,359	47,085
Prepaid expenses	28,994	6,058
TOTAL ASSETS	88,358,330	47,947,959

LIABILITIES
Written options, at value (Premiums received $552,997 and $12,920)	464,545	17,480
Investment advisory fees payable	90,037	40,440
Payable for fund shares repurchased	132	95
Payable to related parties	55,899	26,265
Due to broker	1,074,412	—
Payable for investments purchased	159,682	539,573
Distribution (12b-1) fees payable	572	786
Accrued expenses and other liabilities	30,731	16,718
TOTAL LIABILITIES	1,876,010	641,357
NET ASSETS	$86,482,320	$47,306,602

Composition of Net Assets:
Paid in capital	$65,293,650	$46,129,952
Accumulated Earnings	21,188,670	1,176,650
NET ASSETS	$86,482,320	$47,306,602

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,608,547	$3,887,006
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	126,189	368,961
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$20.67	$10.54
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$21.93	$11.18

Class I Shares:
Net Assets	$83,873,773	$43,419,596
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,010,217	4,120,579
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$20.92	$10.54

(a)	The Fund imposes a 1.00% redemption fee for any redemptions of Fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2020

	ACM Dynamic	ACM Tactical
	Opportunity Fund	Income Fund
INVESTMENT INCOME
Dividend Income (Foreign withholding tax $3,627, $0)	$325,232	$1,615,768
Interest	20,142	7,058
TOTAL INVESTMENT INCOME	345,374	1,622,826

EXPENSES
Advisory fees	946,588	311,380
Distribution (12b-1) fees:
Class A	7,299	5,586
Dividend expense on securities sold short	74,357	—
Administrative services fees	85,262	41,801
Third party administrative services fees	62,247	25,871
Accounting services fees	48,019	15,831
Transfer agent fees	26,607	22,858
Registration fees	24,952	10,350
Printing and postage expenses	23,094	8,023
Compliance officer fees	20,027	9,671
Audit fees	17,208	13,195
Trustees fees and expenses	17,010	13,274
Legal fees	16,594	9,493
Custodian fees	9,895	7,482
Insurance expense	2,556	368
Other expenses	4,036	2,335
TOTAL EXPENSES	1,385,751	497,518
Less: Previously waived fees recaptured by the advisor	—	13,483
NET EXPENSES	1,385,751	511,001

NET INVESTMENT INCOME (LOSS)	(1,040,377)	1,111,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments and foreign currency transactions	8,052,905	(644,840)
Options written	(1,979,787)	(200,412)
Securities sold short	(1,975,353)	1,175
Net realized gain (loss)	4,097,765	(844,077)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	12,439,310	1,976,567
Options written	64,581	(4,560)
Net change in unrealized appreciation on investments	12,503,891	1,972,007

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,601,656	1,127,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,561,279	$2,239,755

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	ACM Dynamic Opportunity Fund
	For the Year Ended	For the Year Ended
	December 31, 2020	December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,040,377)	$(763,944)
Net realized gain on investments, options written and securities sold short	4,097,765	84,326
Net change in unrealized appreciation on investments, options written and securities sold short	12,503,891	2,355,851
Net increase in net assets resulting from operations	15,561,279	1,676,233

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Class A	(112,102)	(12,956)
Class I	(3,406,422)	(242,737)
From return of capital
Class A	(2,543)	—
Class I	(77,260)	—
Total distributions to shareholders	(3,598,327)	(255,693)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,577,053	1,819,341
Class I	9,157,617	19,671,962
Net asset value of shares issued in reinvestment of distributions:
Class A	108,701	12,567
Class I	3,453,030	239,257
Redemption fee proceeds:
Class A	213	—
Class I	5,792	1,543
Payments for shares redeemed:
Class A	(3,063,756)	(7,170,389)
Class I	(10,675,229)	(28,998,858)
Net increase (decrease) from shares of beneficial interest transactions	563,421	(14,424,577)

NET INCREASE (DECREASE) IN NET ASSETS	12,526,373	(13,004,037)

NET ASSETS
Beginning of Year	73,955,947	86,959,984
End of Year	$86,482,320	$73,955,947

SHARE ACTIVITY
Class A:
Shares Sold	80,007	102,350
Shares Reinvested	5,241	714
Shares Redeemed	(168,143)	(411,063)
Net decrease in shares of beneficial interest outstanding	(82,895)	(307,999)

Class I:
Shares Sold	476,501	1,097,237
Shares Reinvested	164,508	13,441
Shares Redeemed	(574,430)	(1,630,392)
Net increase (decrease) in shares of beneficial interest outstanding	66,579	(519,714)

See accompanying notes to financial statements.

ACM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	ACM Tactical Income Fund
	For the Year Ended	For the Period Ended
	December 31, 2020	December 31, 2019 *
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,111,825	$532,829
Net realized loss on investments, options written and securities sold short	(844,077)	(361,125)
Net change in unrealized appreciation on investments and options written	1,972,007	318,720
Net increase in net assets resulting from operations	2,239,755	490,424

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Class A	(70,543)	(35,318)
Class I	(950,157)	(514,909)
From return of capital
Class A	(4,737)	(1,086)
Class I	(53,487)	(15,955)
Total distributions to shareholders	(1,078,924)	(567,268)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,570,194	1,607,595
Class I	34,684,568	20,229,200
Net asset value of shares issued in reinvestment of distributions:
Class A	41,119	23,154
Class I	992,000	525,583
Redemption fee proceeds:
Class A	4,467	42
Class I	58,105	519
Payments for shares redeemed:
Class A	(89,360)	(347,444)
Class I	(12,603,037)	(1,474,090)
Net increase from shares of beneficial interest transactions	25,658,056	20,564,559

NET INCREASE IN NET ASSETS	26,818,887	20,487,715

NET ASSETS
Beginning of Period	20,487,715	—
End of Period	$47,306,602	$20,487,715

SHARE ACTIVITY
Class A:
Shares Sold	247,993	157,486
Shares Reinvested	3,982	2,276
Shares Redeemed	(8,581)	(34,195)
Net increase in shares of beneficial interest outstanding	243,394	125,567

Class I:
Shares Sold	3,377,165	1,991,366
Shares Reinvested	96,070	51,677
Shares Redeemed	(1,250,269)	(145,430)
Net increase in shares of beneficial interest outstanding	2,222,966	1,897,613

*	The inception date of the ACM Tactical Income Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A
	For the Year Ended	For the Year Ended	For Year Ended	For Year Ended	For the Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$17.63	$17.33	$17.71	$15.07	$15.85
Increase (decrease) from investment operations:
Net investment loss (1)	(0.30)	(0.20)	(0.25)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	4.25	0.56	0.04 (5)	2.89	(0.54)
Total from investment operations	3.95	0.36	(0.21)	2.64	(0.78)
Less distributions from:
Net realized gains	(0.89)	(0.06)	(0.17)	—	—
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.91)	(0.06)	(0.17)	—	—
Redemption fees collected (1)	0.00 (2)	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$20.67	$17.63	$17.33	$17.71	$15.07
Total return (3)	22.37%	2.09%	(1.15)%	17.52%	(4.92)%
Net assets, at end of year (000s)	$2,609	$3,686	$8,961	$4,121	$28,895
Ratios/Supplemental Data:
Ratio of expenses to average net assets including dividends from securities sold short and interest expense (4)	2.07%	1.95%	2.04%	2.10%	2.13%
Ratio of expenses to average net assets excluding dividends from securities sold short and interest expense (4)	1.97%	1.93%	1.92%	1.98%	2.01%
Ratio of net investment loss to average net assets (4)	(1.61)%	(1.10)%	(1.37)%	(1.54)%	(1.54)%
Portfolio Turnover Rate	437%	325%	271%	224%	481%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statements of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Dynamic Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I
	For the Year Ended	For the Year Ended		For Year Ended		For Year Ended	For the Year Ended
	December 31, 2020	December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$17.82	$17.48		$17.82		$15.12	$15.86
Increase (decrease) from investment operations:
Net investment loss (1)	(0.26)	(0.15)		(0.20)		(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	4.27	0.55		0.03	(6)	2.91	(0.54)
Total from investment operations	4.01	0.40		(0.17)		2.70	(0.74)
Less distributions from:
Net realized gains	(0.89)	(0.06)		(0.17)		—	—
Return of capital	(0.02)	—		—		—	—
Total distributions	(0.91)	(0.06)		(0.17)		—	—
Redemption fees collected (1)	0.00 (2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$20.92	$17.82		$17.48		$17.82	$15.12
Total return (3)	22.47%	2.30	% (4)	(0.92	)% (4)	17.86%	(4.67)%
Net assets, at end of year (000s)	$83,874	$70,270		$77,999		$61,152	$19,140
Ratios/Supplemental Data:
Ratio of expenses to average net assets including dividends from securities sold short and interest expense (5)	1.82%	1.70%		1.79%		1.85%	1.88%
Ratio of expenses to average net assets excluding dividends from securities sold short and interest expense (5)	1.72%	1.68%		1.67%		1.73%	1.76%
Ratio of net investment loss to average net assets (5)	(1.36)%	(0.85)%		(1.12)%		(1.24)%	(1.29)%
Portfolio Turnover Rate	437%	325%		271%		224%	481%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statements of Operations due to timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

ACM Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	For the Year Ended		For the Period Ended
	December 31, 2020		December 31, 2019 (1)
Net asset value, beginning of period	$10.13		$10.00
Increase from investment operations:
Net investment income (2)	0.34		0.48
Net realized and unrealized gain on investments	0.34		0.03	(6)
Total from investment operations	0.68		0.51
Less distributions from:
Net investment income	(0.28)		(0.37)
Return of capital	(0.01)		(0.01)
Total distributions	(0.29)		(0.38)
Redemption fees collected (2)	0.02		0.00	(3)
Net asset value, end of period	$10.54		$10.13
Total return (4)	7.01%		5.13	% (8)
Net assets, at end of period (000s)	$3,887		$1,272
Ratios/Supplemental Data:
Ratio of net expenses to average net assets before waiver/recapture (5)	1.86	% (10)	2.25	% (7)(9)
Ratio of gross expenses to average net assets after waiver/recapture (5)	1.82%		2.35	% (9)
Ratio of net investment income to average net assets (5)	3.31%		5.08	% (9)
Portfolio Turnover Rate	478%		645	% (8)

(1)	The inception date of the Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	The amount of net realized and unrealized gain on investment per share for the year ended December 31, 2019 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(7)	Includes less than 0.01% of interest expense.

(8)	Not annualized.

(9)	Annualized for periods less than one full year.

(10)	Includes recapture of 0.04% during the year.

See accompanying notes to financial statements.

ACM Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	For the Year Ended		For the Period Ended
	December 31, 2020		December 31, 2019 (1)
Net asset value, beginning of period	$10.13		$10.00
Increase from investment operations:
Net investment income (2)	0.37		0.48
Net realized and unrealized gain on investments	0.33		0.05	(6)
Total from investment operations	0.70		0.53
Less distributions from:
Net investment income	(0.30)		(0.39)
Return of capital	(0.01)		(0.01)
Total distributions	(0.31)		(0.40)
Redemption fees collected (2)	0.02		0.00	(3)
Net asset value, end of period	$10.54		$10.13
Total return (4)	7.26%		5.35	% (8)
Net assets, at end of period (000s)	$43,420		$19,215
Ratios/Supplemental Data:
Ratio of net expenses to average net assets before waiver/recapture (5)	1.61	% (10)	2.00	% (7)(9)
Ratio of gross expenses to average net assets after waiver/recapture (5)	1.57%		2.10	% (9)
Ratio of net investment income to average net assets (5)	3.56%		4.83	% (9)
Portfolio Turnover Rate	478%		645	% (8)

(1)	The inception date of the Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of redemption fees and assumes reinvestment of all distributions.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	The amount of net realized and unrealized gain on investment per share for the year ended December 31, 2019 does not accord with the amounts in the Statement of Operations timing of purchases and sales of Fund shares in relation to fluctuating market values.

(7)	Includes less than 0.01% of interest expense.

(8)	Not annualized.

(9)	Annualized for periods less than one full year.

(10)	Includes recapture of 0.04% during the year.

See accompanying notes to financial statements.

ACM Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

The ACM Dynamic Opportunity Fund (“Dynamic Opportunity Fund”) and ACM Tactical Income Fund (“Tactical Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dynamic Opportunity Fund commenced operations on January 20, 2015. The Dynamic Opportunity Fund seeks long-term capital appreciation with a short-term focus on capital preservation. The inception date of the Tactical Income Fund was December 31, 2018 and the Fund commenced operations on January 2, 2019. The Tactical Income Fund seeks to generate income, with capital preservation as a secondary objective.

Each Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Funds’ assets and liabilities measured at fair value:

ACM Dynamic Opportunity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$68,955,636	$—	$—	$68,955,636
Depository Receipt	3,495,205	—	—	3,495,205
Short-Term Investment	—	999,968	—	999,968
Put Options Purchased	2,056,444	109,750	—	2,166,194
Total Investments	$74,507,285	$1,109,718	$—	$75,617,003

Liabilities *
Call Options Written	$464,545	$—	$—	$464,545
Total Liabilities	$464,545	$—	$—	$464,545

ACM Tactical Income Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$40,043,838	$—	$—	$40,043,838
Business Development Companies	1,416,905	—	—	1,416,905
Closed End Funds	1,403,850	—	—	1,403,850
Real Estate Investment Trust	702,000	—	—	702,000
Short-Term Investment	420,843	—	—	420,843
Total Investments	$43,987,436	$—	$—	$43,987,436

Liabilities *
Call Options Written	$17,480	$—	$—	$17,480
Total Liabilities	$17,480	$—	$—	$17,480

*	Refer to the Portfolio of Investments for industry classification.

The Funds did not hold any Level 3 securities during the year ended December 31, 2020.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of December 31, 2020, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year, as disclosed and within the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Dynamic Opportunity Fund

Assets:
		Location of Derivatives on
Derivative Investment	Primary Risk	Statements of Assets and	Fair Value of Asset
Type	Exposure	Liabilities	Derivatives
Put options purchased	Equity Risk	Investment securities, at value	$2,166,194
Total			$2,166,194

Liabilities:
		Location of Derivatives on
Derivative Investment	Primary Risk	Statements of Assets and	Fair Value of Liability
Type	Exposure	Liabilities	Derivatives
Call options written	Equity Risk	Written Options, at value	$464,545
Total			$464,545

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Tactical Income Fund

Liabilities:
		Location of Derivatives on
Derivative Investment	Primary Risk	Statements of Assets and	Fair Value of Liability
Type	Exposure	Liabilities	Derivatives
Call options written	Equity Risk	Written Options, at value	$17,480
Total			$17,480

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain/Loss on Derivative
Options purchased	Net realized gain (loss) from investments and foreign currency transactions
Options written	Net realized loss from options written
Options purchased	Net change in unrealized appreciation on investments and foreign currency translation
Options written	Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2020:

Realized gain (loss) on derivatives recognized in the Statements of Operations

	Total for the
	Year Ended
	December 31, 2020
	Dynamic Opportunity
Derivative Investment Type	Fund	Tactical Income Fund
Options purchased - Equity Risk	$(5,076,042)	$3,797
Options written - Equity Risk	(1,979,787)	(200,412)
Total	$(7,055,829)	$(196,615)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations

	Total for the
	Year Ended
	December 31, 2020
	Dynamic Opportunity
Derivative Investment Type	Fund	Tactical Income Fund
Options purchased - Equity Risk	$(70,432)	$—
Option written - Equity Risk	64,581	(4,560)
Total	$(5,851)	$(4,560)

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged for options written as of December 31, 2020.

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
Gross Amounts
		Offset in the	Net Amounts of
	Gross Amounts of	Statements of	Liabilities Presented
	Recognized	Assets &	in the Statements of	Financial	Cash Collateral
Funds	Assets/Liabilities(1)	Liabilities	Assets & Liabilities	Instruments(2)	Received	Net Amount
Dynamic Opportunity Fund	$464,545	$—	$464,545	$464,545	$—	$—
Tactical Income Fund	17,480	—	17,480	17,480	—	—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually for the Dynamic Opportunity Fund and declared and paid monthly for the Tactical Income Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – The Funds intend to continue to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 through December 31, 2019, or expected to be taken in the Funds’ December 31, 2020 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years), and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The counterparty is generally a single bank rather than a group of financial institutions; thus, there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $240,555,936 and $256,707,748, respectively, for the Dynamic Opportunity Fund and $159,849,448 and $ 136,979,603, respectively, for the Tactical Income Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Capital Management, LLC (the “Advisor”) serves as the Funds’ investment advisor. Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.25% for the Dynamic Opportunity Fund and 1.00% for the Tactical Income Fund. For the year ended December 31, 2020, the Advisor earned advisory fees of $946,588 and $311,380 for the Dynamic Opportunity Fund and Tactical Income Fund, respectively.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Dynamic Opportunity Fund and Tactical Income Fund (“Waiver Agreement”) until at least April 30, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 2.40% and 2.15% of the daily average net assets attributable to Dynamic Opportunity Fund’s Class A and Class I shares, respectively, and 2.25% and 2.00% of the daily average net assets attributable to Tactical Income Fund’s Class A and Class I shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement) and if recoupment can be achieved within the aforementioned expense limits and expense limits at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time. During the year ended December 31, 2020, each of the Dynamic Opportunity Fund and the Tactical Income Fund waived $0 in advisory fees pursuant to the Waiver Agreement, and the Tactical Income Fund recaptured $13,483.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of Fund shares. During the year ended December 31, 2020, the Distributor received $9,084 and $55,242 in underwriting commissions for sales of Class A shares of Dynamic Opportunity Fund and Tactical Income Fund, respectively, of which $1,176 and $9,136 was retained by the principal underwriter or other affiliated broker-dealers.

The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated at an annual rate of 0.25% per year of the average daily net assets of each Fund’s Class A shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended December 31, 2020, pursuant to the Plan, Class A shares of Dynamic Opportunity Fund and Tactical Income Fund incurred costs of $7,299 and $5,586, respectively.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”)

BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Funds. Please refer to the Statements of Changes in Net Assets for the collected redemption fees.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statements of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost of investments for federal tax purposes including options purchased and options written is $52,948,931 and $42,594,108, respectively for the Dynamic Opportunity Fund and Tactical Income Fund and differs from market value by net unrealized appreciation/ depreciation.

	Dynamic Opportunity Fund	Tactical Income Fund
Gross unrealized appreciation:	$23,560,702	$2,299,688
Gross unrealized depreciation:	(1,357,175)	(923,840)
Net unrealized appreciation	$22,203,527	$1,375,848

The tax character of distributions paid for the fiscal year ended December 31, 2020 and fiscal year ended December 31, 2019 was as follows:

	For the year ended December 31, 2020:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Dynamic Opportunity	$781,718	$2,736,806	$79,803	$3,598,327
Tactical Income	1,020,700	—	58,224	1,078,924

	For the year ended December 31, 2019:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Dynamic Opportunity	$—	$255,693	$—	$255,693
Tactical Income	550,227	—	17,041	567,268

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Dynamic Opportunity	$—	$—	$(159,678)	$—	$(855,179)	$22,203,527	$21,188,670
Tactical Income	—	—	—	(170,704)	(28,494)	1,375,848	1,176,650

The difference between book basis and tax basis accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Dynamic Opportunity Fund incurred and elected to defer such capital losses of $159,678.

At December 31, 2020, utilized remaining capital loss carry forwards for federal income tax purposes were as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Dynamic Opportunity	$—	$—	$—	$—
Tactical Income	170,704	—	170,704	—

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Charles Schwab held 59.97% and 58.06% of the voting securities for the sole benefit of customers and may be deemed to control the Dynamic Opportunity Fund and Tactical Income Fund, respectively. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Advisor.

8.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

ACM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Please refer to the Funds’ prospectus and statement of additional information for a full listing of risks associated with the Funds’ investment strategies.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of ACM Dynamic Opportunity Fund

and ACM Tactical Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACM Dynamic Opportunity Fund and ACM Tactical Income Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Funds”), including the portfolios of investments, as of December 31, 2020, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	The Statements of Changes in Net Assets and Financial Highlights Presented
ACM Dynamic Opportunity Fund	The statements of changes in net assets for each of the years in the two-year period ended December 31, 2020 and the financial highlights for each of the years in the five-year period ended December 31, 2020
ACM Tactical Income Fund	The statements of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period from January 2, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania

February 25, 2021

ACM Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Renewal of Advisory Agreement – ACM Dynamic Opportunity Fund and ACM Tactical Income Fund*

In connection with a meeting held on November 23-24, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Ascendant Capital Management LLC (“ACM” or the “Advisor”) and the Trust, with respect to ACM Dynamic Opportunity Fund (“ACM Dynamic”) and ACM Tactical Income Fund (“ACM Tactical” and collectively, the “ACM Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the ACM Funds and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted ACM had approximately $117 million in assets under management. The Board acknowledged the years of experience and academic credentials of ACM’s veteran investment team. The Board discussed ACM’s investment strategy for each ACM Fund and recognized that ACM provided research, analysis, risk management and compliance monitoring for the ACM Funds. The Board observed that ACM applied risk mitigation processes in an effort to limit downside exposure and preserve capital in down markets. The Board recognized that ACM employed a third-party compliance firm to provide checklists for monthly, quarterly and annual compliance monitoring and that it reviewed investment limitations daily. The Board commented that there were no material compliance or litigation concerns with ACM in the past year. The Board agreed that ACM provided sufficient resources to support the ACM Funds and provided solid risk management and compliance programs. The Board concluded that it could expect ACM to continue providing satisfactory service to each ACM Fund and its shareholders.

Performance.

ACM Dynamic—The Board recognized that ACM Dynamic earned a 3-star Morningstar rating and outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception periods, outperformed its Morningstar category over the 5-year period and was on par with its peer group over the 5-year period. The Board noted that ACM Dynamic underperformed the S&P 500 Total Return Index across all periods but recalled its discussion with ACM that the benchmark did not completely align with ACM Dynamic’s strategy because the benchmark was a long-only index and ACM Dynamic had an active hedging strategy. The Board observed that ACM was seeking to identify a benchmark that provided a better comparison to ACM Dynamic. The Board noted that ACM’s active management style and defensive actions had limited downside

ACM Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2020

exposures and reduced volatility since ACM Dynamic’s inception. The Board concluded that ACM had provided reasonable results for ACM Dynamic and its shareholders.

ACM Tactical—The Board noted that ACM Tactical outperformed its peer group and Morningstar category over the 1-year and since inception periods but underperformed the Bloomberg Barclays US Aggregate Bond Total Return Index across both periods. The Board recalled ACM’s opinion that the benchmark was heavily weighted to U.S. treasuries and sensitive to changes in long-term yields. The Board observed that ACM was seeking to identify a benchmark that provided a better comparison to ACM Tactical. The Board noted that ACM Tactical had been meeting its objective since it commenced operations and concluded that ACM should continue managing ACM Tactical over a full market cycle.

Fees and Expenses.

ACM Dynamic— The Board noted that the 1.25% advisory fee for ACM Dynamic was equal to the Morningstar category median and lower than the peer group average and median. The Board observed that ACM Dynamic’s 1.68% net expense ratio was on par with the peer group average and lower than the peer group median. Given these and other considerations, the Board concluded that ACM’s advisory fee for ACM Dynamic was not unreasonable.

ACM Tactical—The Board discussed that the 1.00% advisory fee for ACM Tactical was higher than the Morningstar category averages and medians, but well below the highs of each, and that the fee was in line with or equal to the peer group average and median. The Board observed that the 2.00% net expense ratio was also higher than the peer group and Morningstar category averages and medians but below the highs of each. The Board reviewed ACM’s explanation that the fees and expenses for ACM Tactical were warranted because ACM was actively managing ACM Tactical’s risk by trading in and out of “risk-on” and “risk-off” sectors daily. Given these and other considerations, the Board concluded that ACM’s advisory fee for ACM Tactical was not unreasonable.

Economies of Scale. The Board noted ACM agreed to discuss the implementation of breakpoints when either ACM Fund reached specific asset levels. The Board noted that ACM expected each ACM Fund to begin benefitting from some economies of scale when it had $100 million to $200 million in assets. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed ACM’s profitability analysis in connection with its management of each ACM Fund, and acknowledged that ACM earned a reasonable profit both in actual dollars and as a percentage of revenue in connection with each ACM Fund. They also consider the benefits of soft dollars used to support ACM’s research efforts. The Board concluded that ACM’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from ACM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure

ACM Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2020

for each ACM Fund was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of each ACM Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the ACM Funds.

ACM Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2020

As a shareholder of the ACM Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the ACM Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2020 and ending December 31, 2020.

Actual Expenses

The “Actual Expenses” lines in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
Actual	Expense	Account Value	Account Value	During Period *
Expenses	Ratio	7/1/20	12/31/2020	7/1/20 - 12/31/20
Dynamic Opportunity Class A	2.07%	$1,000.00	$1,202.60	$11.47
Dynamic Opportunity Class I	1.82%	$1,000.00	$1,201.80	$10.07
Tactical Income Class A	1.83%	$1,000.00	$1,053.40	$9.45
Tactical Income Class I	1.58%	$1,000.00	$1,053.60	$8.16

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/20	12/31/2020	7/1/20 - 12/31/20
Dynamic Opportunity Class A	2.07%	$1,000.00	$1,014.72	$10.49
Dynamic Opportunity Class I	1.82%	$1,000.00	$1,015.99	$9.22
Tactical Income Class A	1.83%	$1,000.00	$1,015.94	$9.27
Tactical Income Class I	1.58%	$1,000.00	$1,017.19	$8.01

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

ACM Funds
Supplemental Information (Unaudited)
December 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the year ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

ACM Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of December 31, 2020, the Trust was comprised of 31 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

12/31/20-NLFT III-v1

ACM Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011);Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-798-3833.

12/31/20-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3833 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-798-3833.

INVESTMENT ADVISOR
Ascendant Capital Management, LLC
10866 Wilshire Blvd., Suite 1600
Los Angeles, CA 90024

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $26,000

2019 – $26,000

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 – $5,000

2019 – $4,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $ 5,000

2019 - $ 4,700

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 3/8/2021

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasure

Date 3/8/2021